SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

THE GREATER CHINA FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

April 24, 2012

To the Stockholders:

The annual meeting of stockholders of The Greater China Fund, Inc. (the “Fund”) is to be held at 11:00 a.m. on June 29, 2012, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

At the annual meeting, stockholders will elect two of the Fund’s directors whose terms expire in 2012. In addition, if properly presented at the meeting, stockholders will vote on a stockholder proposal to terminate all investment advisory and management agreements between the Fund and Baring Asset Management (Asia) Limited at the earliest date the Fund is legally permitted to do so. There will also be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund’s directors recommend that stockholders re-elect Messrs. John A. Hawkins and Tak Lung Tsim, who are standing for election as directors of the Fund. With respect to the stockholder proposal, for the reasons set forth in the accompanying proxy statement, your Fund’s directors strongly recommend that all stockholders vote AGAINST this proposal.

Respectfully,

BRIAN CORRIS	EDWARD Y. BAKER
President	Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at http://www.greaterchinafund.com, by email and request to Greaterchinafund@pristineadvisers.com and by telephone by calling toll-free 877-386-3424. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund’s transfer agent, BNY Mellon Investment Servicing, at (866) 333-6532.

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

THE GREATER CHINA FUND, INC.:

Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the “Fund”) will be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 on June 29, 2012, at 11:00 a.m. for the following purposes:

(1) To elect two Class III directors to serve for a term expiring on the date of the annual meeting of stockholders in 2015 or until their successors shall have been duly elected and qualified.

(2) To consider and act upon a stockholder proposal recommending that the Fund terminate all investment advisory and management agreements with Baring Asset Management (Asia) Limited.

(3) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 11, 2012, are entitled to notice of, and to vote, at the meeting or any adjournments thereof.

By order of the Board of Directors,

DEBORAH A. DOCS

Secretary

April 24, 2012

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO IF YOU BRING APPROPRIATE PROOF OF OWNERSHIP OF THE FUND’S SHARES AS OF THE RECORD DATE.

PROXY STATEMENT

GENERAL

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the “Fund”) for use at the annual meeting of stockholders, to be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 on June 29, 2012, at 11:00 a.m., and at any adjournments thereof.

This Proxy Statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about April 24, 2012. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund’s Board of Directors for each proposal referred to in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to Deborah A. Docs, Secretary to the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102) or by voting in person at the meeting.

Holders of record of the common stock of the Fund at the close of business on April 11, 2012, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 24,268,012 shares of common stock outstanding as of April 11, 2012. Abstentions and “broker non-votes” (as defined below), if any, are counted for purposes of determining whether a quorum is present, but will not be counted as votes cast with respect to any proposal, including the election of directors. Because the election of directors requires the affirmative vote of a plurality of votes cast, abstentions and broker non-votes will have no effect on the result of the vote for the election of directors. However, because the approval of the stockholder proposal to terminate the Fund’s investment advisory and management agreements requires the lesser of (i) 67% of shares present, so long as the holders of more than 50% of the Fund’s shares are present or represented by proxy and (ii) a majority of the Fund’s outstanding shares, abstentions and “broker non-votes” will have the effect of votes against the stockholder proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Stockholders of the Fund do not have cumulative voting rights or rights of appraisal.

PROPOSAL 1. ELECTION OF CLASS III DIRECTORS

The Fund’s Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. John A. Hawkins and Tak Lung Tsim, constituting Class III directors, expire at the 2012 annual meeting of stockholders.

Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as directors of the Fund to serve as Class III directors of the Fund for a term expiring on the date of the 2015 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND’S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

CLASS III

John A. Hawkins

Tak Lung Tsim

Required Vote

Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the two nominees receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Your Fund’s directors recommend that stockholders vote in favor of the two director nominees.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF

THE BOARD OF DIRECTORS

The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund as of April 11, 2012. Each of the nominees is currently a director of the Fund.

None of the Fund’s directors are considered by the Fund or its counsel to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s investment manager, Baring Asset Management (Asia) Limited (the “Investment Manager”):

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Edward Y. Baker (77) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of the Board and Director	Director since 1992; term expires 2013	Investment Consultant; previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan	1	Chairman, Board of Trustees, Rogers Sugar Income Fund

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
John A. Bult (76)* * Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2013	Chairman of Arbela, Inc.; previously Chairman of PaineWebber International Inc.	1	Director of Lombos Holdings Limited; Former Director of European Equity Fund (formerly known as The Germany Fund, Inc.), The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc.

Vincent Duhamel (47) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 2009; term expires 2013	Head of Asia and Partner, Lombard Odier Darier Hentsch (Asia) Ltd.; previously Chief Executive Officer of SAIL Advisors Limited; President of SAIL Alternative Research, Inc.; previously Managing Director at Goldman Sachs in Hong Kong; previously Chief Executive for Asia of State Street Global Advisors	1	Former Director of Sectoral Asset Management Limited; Former Director of SAIL Advisors Limited

John A. Hawkins (69) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2012	Previously Executive Vice President—Private Clients for The Bank of Bermuda Ltd.	1	Director of Advance Developing Markets Fund Ltd.; Raffles Asia Investment Company Ltd.; SR Global Fund Inc.; MW Japan Fund Ltd.

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
C. William Maher (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 2003; term expires 2014	Chief Financial Officer, Santa Barbara Tax Products Group; formerly Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management	1

Jonathan J.K. Taylor (68) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2014	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers)	1	Chairman of Schroder Japan Growth Fund Plc; Director of Onyx Country Estates Limited (family property company); Member of International Advisory Board of Datawind Net Access Corporation

Tak Lung Tsim (65) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2012	Principal, T.L. Tsim & Associates Ltd.	1	Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.

*	The Fund Complex consists of two funds: (i) The Greater China Fund, Inc. and (ii) The Asia Pacific Fund, Inc.
**	Prior to October 14, 2011, John A. Bult was deemed to be an interested person of the Fund.

Principal Officers

The following persons are executive officers of the Fund as of April 11, 2012:

Name (Age) and Address	Position(s) Held with Fund	Term of Office*; Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past Five Years
Brian A. Corris (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	President	President since 2008	2	Director of Institutional Group of Baring Asset Management Limited; President of The Asia Pacific Fund, Inc.

Grace C. Torres (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	2	Treasurer and Principal Financial and Accounting Officer of Prudential Funds, Target Funds, The Prudential Variable Contract Accounts-2, 10, 11, Prudential Series Funds and Prudential Gibraltar Fund Inc.; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; Vice President of The Asia Pacific Fund, Inc.; formerly Senior Vice President of AST Investment Services, Inc.

Agnes Deng (42) Baring Asset Management (Asia) Limited Edinburgh Tower, 19th Floor 15 Queens Road Central Hong Kong	Vice President and Portfolio Manager	Vice President from March 2010; Portfolio Manager since May 2009	1	Head of HK China Equities, Baring Asset Management (Asia) Limited; previously an Investment Director of Standard Life Investments.

Name (Age) and Address	Position(s) Held with Fund	Term of Office*; Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past Five Years
Deborah A. Docs (54) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary	Chief Legal Officer and Secretary since 2007	2	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (PI); formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of The Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds

Andrew R. French (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary	Assistant Secretary since 2007	2	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of Prudential Mutual Fund Services; Assistant Secretary of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds

Valerie M. Simpson (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer	Chief Compliance Officer since 2007	2	Chief Compliance Officer of Prudential Investments, AST Investment Services, Inc. and The Asia Pacific Fund, Inc.; formerly Vice President—Financial Reporting for Prudential Life and Annuities Finance

Theresa C. Thompson (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer since 2007	2	Vice President, Compliance, Prudential Investments and Director of Compliance; Deputy Chief Compliance Officer of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.

Name (Age) and Address	Position(s) Held with Fund	Term of Office*; Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past Five Years
Peter Parrella (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	1	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC

Lana Lomuti (44) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	1	Vice President and Director within Prudential Mutual Fund Administration

*	The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

Leadership Structure, Role in Risk Oversight and Qualifications of the Board of Directors

The Board of Directors is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board of Directors is currently composed of seven members, all of whom are independent directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established four standing committees—Executive, Audit, Governance and Nominating, and Management Engagement—and may establish ad hoc committees or working groups from time to time, to assist the Board of Directors in fulfilling its oversight responsibilities.

The Board of Directors is chaired by an independent director. As chair, this independent director leads the Board of Directors in its activities. The directors have determined that the Board of Director’s leadership and committee structure is appropriate because the Board of Directors believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Manager and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board of Directors has concluded that, based on each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. Among other attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board of Directors has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through a director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds in the fund complex, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he or she should serve as a director.

Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board of Directors oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board of Directors and committee activities. The Board of Directors, directly or through its committees, reviews reports from among others, the Investment Manager, the Fund’s chief compliance officer, the Fund’s independent registered public accounting firm, and counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates or other service providers.

Edward Y. Baker was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Baker is an investment consultant. Mr. Baker previously served as President and Chief Executive Officer of HOOPP Investment Management Limited and Chief Investment Officer of Hospitals of the Ontario Pension Plan.

John A. Bult was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry, including service as a director of other closed-end investment companies. Mr. Bult is the Chairman of Arbela, Inc. Mr. Bult serves as director of Lombos Holdings Limited. Mr. Bult previously served as the Chairman of PaineWebber International Inc. and was also previously a director at The European Equity Fund, Inc. (formerly known as The Germany Fund, Inc.), The New Germany Fund, Inc., and The Central Europe and Russia Fund, Inc.

Vincent Duhamel was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Duhamel also has experience in the Asian financial markets. Mr. Duhamel is currently Head of Asia and Partner, Lombard Odier Darier Hentsch (Asia) Ltd. Prior thereto, Mr. Duhamel was the Chief Executive Officer of SAIL Advisors Limited and the President of SAIL Alternative Research Inc. Mr. Duhamel has also previously served as Managing Director at Goldman, Sachs & Co. in Hong Kong and Chief Executive for Asia of State Street Global Advisors. Mr. Duhamel was previously a director of a number of entities affiliated with SAIL Advisors Limited.

John A. Hawkins was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Hawkins also has experience in the Asian financial markets. Mr. Hawkins previously served as Executive Vice President—Private Clients for The Bank of Bermuda Ltd. and was a director for HSBC Investment Solutions PLC. Mr. Hawkins serves as a director of Advance Developing Markets Fund Ltd., Raffles Asia Investment Company Ltd., SR Global Fund Inc. and MW Japan Fund Ltd.

C. William Maher was selected to be a director of the Fund given his experience as an officer in the financial services industry, including his experience as a chief financial officer. Mr. Maher previously served as Managing Director and Chief Financial Officer of LPL Financial and Managing Director of Nicholas Applegate Capital Management.

Jonathan J.K. Taylor was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Taylor is the Chairman and Managing Director of Dragon Partners Limited. Mr. Taylor is also Chairman of Schroder Japan Growth Fund Plc, and a director of Onyx Country Estates Limited and the International Advisory Board of Datawind Net Access Corporation.

Tak Lung Tsim was selected to be a director of the Fund given his experience as both an officer and a director of a variety of companies. Mr. Tsim also has experience in the Asian financial markets. Mr. Tsim is a Principal at T.L. Tsim & Associates Ltd. Mr. Tsim is a member of Li Po Chun United World College of Hong Kong. Mr. Tsim is a director of Playmate Holdings Limited and Asia Cement (China) Holdings Corporation.

Board Meetings and Committees

The Board of Directors of the Fund has an Executive Committee, an Audit Committee, a Governance and Nominating Committee, and a Management Engagement Committee. The Board does not have a compensation committee.

The Board of Directors met seven times during the fiscal year ended December 31, 2011. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. The Chairman of the Fund’s Board attended the 2011 annual meeting of stockholders.

Executive Committee

The Board of Directors has an Executive Committee consisting of Messrs. Baker, Taylor and Hawkins, each of whom is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act (a “non-interested director”). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee met one time during the fiscal year ended December 31, 2011.

Audit Committee Report

The Board of Directors has an Audit Committee consisting of Messrs. Baker, Hawkins, Maher, Tsim and Taylor, each of whom (i) is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended December 31, 2011. The Audit Committee has a charter, a copy of which is available on the Fund’s web site at http://www.greaterchinafund.com.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on February 21, 2012, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2011.

Edward Y. Baker

John A. Hawkins

C. William Maher

Jonathan J.K. Taylor

Tak Lung Tsim

February 21, 2012

Governance and Nominating Committee

The Board has a Governance and Nominating Committee consisting of Messrs. Baker, Duhamel, Hawkins, Taylor and Tsim, each of whom is a non-interested director. The Governance and Nominating Committee met two times during the fiscal year ended December 31, 2011. The Governance and Nominating Committee has a charter, a copy of which is available on the Fund’s website at http://www.greaterchinafund.com.

The Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund’s nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director, the Governance and Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Governance and Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Governance and Nominating Committee and the Board of Directors.

The Governance and Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to Deborah A. Docs, the Secretary of the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Governance and Nominating Committee Charter, which provides that the Governance and Nominating Committee will take into consideration the criteria approved by the Board of Directors of the Fund, including, but not limited to, the candidate’s personal and professional integrity, business judgment, relevant experience and skills (including experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight), the existence of conflicts of interest, the potential to be an effective director on the Board and any committees of the Board and other factors that the Governance and Nominating Committee considers appropriate. When assessing a candidate for nomination the Committee also considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The evaluation process does not depend on the source of the recommendation. The relevant dates and other pertinent information for the submission of stockholder proposals for the following year’s annual meeting of stockholders are set forth below under “Other Matters—Stockholder Proposals”.

Management Engagement Committee

The Board of Directors has a Management Engagement Committee consisting of Messrs. Hawkins, Maher, Tsim and Duhamel, each of whom is a non-interested director. The Management Engagement Committee met one time during the fiscal year ended December 31, 2011. The Management Engagement Committee is responsible for reviewing on an interim basis, on behalf of the Board of Directors, the performance of the Investment Manager and related matters.

Transactions with and Compensation of Directors and Officers

The Fund’s officers receive no compensation from the Fund. The directors who are “interested persons” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2011, to the persons who were non-interested directors during such period.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Edward Y. Baker (Independent Director)	$58,000	—	—	$58,000
John A. Bult (Independent Director)	$5,413	—	—	$5,413
Vincent Duhamel (Independent Director)	$35,900	—	—	$35,900
John A. Hawkins (Independent Director)	$48,800	—	—	$48,800
C. William Maher (Independent Director)	$42,500	—	—	$42,500
Jonathan J.K. Taylor (Independent Director)	$42,875	—	—	$42,875
Tak Lung Tsim (Independent Director)	$44,675	—	—	$44,675

(1)	The Fund is one of two investment companies included in the Fund Complex.

The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each non-interested director receives fees, paid by the Fund, of (i) $2,500 (or, in the case of the Fund’s Chairman, $4,000) per directors’ meeting attended, (ii) $1,500 (or, in the case of any committee chairman, $2,000) per committee meeting attended and (iii) an annual director’s fee of $16,000.

The Investment Manager supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Two of the Fund’s officers are also officers and/or employees of the Investment Manager or affiliates thereof.

Director Ownership of Equity Securities in the Fund or Fund Complex

As of April 11, 2012, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Edward Y. Baker (Independent Director)	$10,001-50,000	$10,001-50,000

John A. Bult (Independent Director)	Over $100,000	Over $100,000

Vincent Duhamel (Independent Director)	$0	$0

John A. Hawkins (Independent Director)	$10,001-50,000	$10,001-50,000

C. William Maher (Independent Director)	$0	$0

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Jonathan J.K. Taylor (Independent Director)	$50,001-100,000	$50,001-100,000

Tak Lung Tsim (Independent Director)	$0	$0

As of April 11, 2012, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

Director Ownership of Securities in Investment Advisors or Principal Underwriters of the Fund or Their Affiliates

As of December 31, 2011, non-interested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisors and underwriters:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
John A. Hawkins (Independent Director)	John and Jennifer Hawkins*	Baring-Coller Secondaries Fund**	2 Units***	$50,408	Under 1%

*	Joint Account with spouse.
**	Fund managed by Baring Asset Management Limited, of which the Fund’s Investment Manager is an indirect subsidiary. The Baring-Coller Secondaries Fund does not own shares in the Investment Manager.
***	Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of April 11, 2012, the following persons have beneficial ownership of more than 5% of the outstanding common stock:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Outstanding Class
City of London Investment Group PLC and City of London Investment Management Company Limited*	9,857,172	40.6%

Lazard Asset Management LLC**	648,898	2.67%

*	As reported by the City of London Investment Group PLC and City of London Investment Management Company Limited on Schedule 13-D/A, filed December 8, 2011 (File No. 005-51363).
**	As reported by Lazard Asset Management LLC on Schedule 13-G/A, filed January 25, 2012 (File No. 005-51363)

As of April 11, 2012, all the directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock.

PROPOSAL 2. STOCKHOLDER PROPOSAL WITH RESPECT TO TERMINATION OF THE FUND’S INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS WITH THE INVESTMENT MANAGER

Stockholder Proposal

A beneficial owner (the “Proponent”) of common stock of the Fund has informed the Fund that it intends to present the following proposal (the “Proposal”) to be voted upon at the 2012 annual meeting. The Proponent’s name, address and stock ownership will be furnished by the Secretary of the Fund upon oral or written request.

Resolved: All investment advisory and management agreements between The Greater China Fund, Inc. and Baring Asset Management (Asia) Limited shall be terminated by the Fund at the earliest date the Fund is legally permitted to do so.

Supporting Statement

The Proponent has furnished the following statement in support of the stockholder proposal:

Baring Asset Management (Asia) Limited (the “Investment Manager”) and the predecessor subsidiaries of Baring Asset Management Limited, including The Greater China Fund, Inc.’s (the “Fund”) initial investment adviser (Baring International Investment (Far East) Limited), have served as investment adviser to the Fund since its inception in 1992. The Fund’s investment performance delivered by the Investment Manager, measured in terms of the net asset value (“NAV”) return, has been unsatisfactory. The Fund underperformed its benchmark index over the one-year and three-year periods ended March 31, 2011 by -12.46% and -9.22%, respectively, as noted in the Fund’s most recent Semi-Annual Report dated June 30, 2011. For the one-year and three-year periods ended September 30, 2011, the performance also lagged the benchmark index, by -1.74% and -6.96%, respectively. For the period ended December 31, 2010, calendar year-end performance was also unsatisfactory, with the one-year and three-year numbers at -8.14% and -9.33%, respectively.

The Fund’s performance relative to its Lipper peer group, consisting of five other closed-end China funds, is similarly unsatisfactory. The Fund ranked fifth of six for the one-year period ended April 30, 2011 and third of six for the three-year period ended April 30, 2011 in comparison to the closed-end China fund peer group as noted in the Fund’s Semi-Annual Report dated June 30, 2011.

Furthermore, the Fund, in its performance reporting to stockholders, reports only undiluted returns, ignoring the dilutive effects of the rights offering and thus over-stating the actual returns realized by stockholders. In a footnote to the Fund’s performance data on page 5 of the 2010 Annual Report (which can be easily missed by stockholders), the Fund explicitly acknowledges that performance reporting “excludes the dilutive effects of the rights offering.”

The NAV investment performance of the Investment Manager has continued to lag the index substantially over the one-year and three-year periods, and was unsatisfactory relative to its peer group. We urge stockholders to vote to terminate all investment advisory and management agreements with Baring Asset Management (Asia) Limited.

Opposing Statement of the Board of Directors

YOUR BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED THE IMPLICATIONS OF THE PROPOSAL AND, FOR THE REASONS SET FORTH BELOW, YOUR BOARD STRONGLY OPPOSES THE TERMINATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT WITH THE INVESTMENT MANAGER:

•	Long-term performance has been exceptional;
•	The Investment Manager has increased investment management resources;
•	Short-term performance has improved;
•	Termination of the Investment Manager would create a period of uncertainty that could diminish the value of your investment and result in significant expense; and
•

Your Board annually considers the continuation of the Investment Manager and will not perpetuate the Investment Manager if it does not believe that the continuation of the Investment Manager is warranted.

Long-term performance has been exceptional. The Proponent correctly states that the Investment Manager and its predecessor have served the Fund since its inception. However, the Proponent omits that since inception through December 31, 2011, the Fund has delivered annualized returns, which included reinvestment of dividends and is net of fees, of 7.0%. The Proponent also omits that over the last 10 calendar years, the Fund has delivered an annualized return of 12.6%, ahead of the benchmark in place during the relevant periods. Your Board believes long-term performance is important in evaluating an investment adviser to a Fund that is intended as a long-term investment vehicle.

The Investment Manager has increased investment management resources. Each year your Board considers whether to continue the services of the Investment Manager and it takes this matter very seriously. In addition to its annual determination, the Board and the Investment Manager discuss performance, the composition of the Fund’s portfolio and the Investment Manager’s views regarding the economic direction of Greater China regularly. Your Board and the Investment Manager recognized that the Fund’s performance over the more recent term was not as strong as it was in the past. To address the more recent under-performance, the Investment Manager increased its personnel and focused its efforts on improving that performance. The Investment Manager, out of its own resources and despite a voluntary reduction in its fee rate, has added investment personnel with direct experience investing in China and more recently Taiwan, and is actively seeking to expand into A-shares or their equivalent. The Investment Manager believes it has one of the larger Greater China investment teams in the industry and, in particular, in Hong Kong.

Prior to receiving the Proposal, the Board retained Mercer (Hong Kong) Limited, an independent consultant that regularly evaluates investment managers to provide a quantitative and qualitative assessment of the Investment Manager. That assessment, completed earlier in 2012, rated the Investment Manager in the second highest rating category and noted that recent meetings with the Investment Manager have resulted in increased confidence in the Investment Manager’s strategy. It also noted that the Investment Manager’s growth bias hurt Fund performance for the years following the financial crisis. Of course, the assessment also noted the same under-performance that the Proponent notes but advises that past performance, which is backward-looking in nature, should not be the sole driver of management suitability. Your Board agrees with that statement.

Short-term performance has improved. For the year ended December 31, 2011, the Fund’s total return exceeds four of the same five peer group funds that the Proponent refers to above (one of which is now an open-end fund) and is only slightly behind the Fund’s benchmark. More recently, from January 1, 2012 through February 29, 2012, the Fund’s total return is 17.68% (16.2% based on net asset value), which again resulted in the Fund’s return exceeding three of the remaining four closed end funds within the Fund’s peer group. The additional staff and coverage that the Investment Manager has added are having a positive impact. The Investment Manager is very aware of the importance of short-term performance to stockholders and the Board and will continue to monitor and act to improve it.

Moreover, the discount at which the Fund’s shares trade on the New York Stock Exchange relative to the Fund’s net asset value has narrowed. A February 2012 analyst report by a well-known broker-dealer noted the Fund’s successful tender offer and states “we believe the tender was effective given that the fund has averaged a 9.5% discount (6.8-11.6% range) since the expiration of the tender offer”. Your Board is aware of investor concern regarding the discount and continues to monitor it.

Termination of the Investment Manager would create a period of uncertainty that could diminish the value of your investment and result in significant expense. Termination of the Investment Manager is not a decision to be taken lightly. Approval of the Proposal would trigger the 60 day advance notice provision for termination of the Fund’s agreement with the Investment Manager. If, at the end of the 60 day period, the Board has not resolved the termination of the Investment Manager, the rules of the SEC allow for the Fund to enter into an “interim contract” with an investment adviser for up to 150 days following the termination of the Fund’s agreement with the Investment Manager at a rate not greater than under the recently terminated agreement.

During this period, your Board would consider options available to the Fund. One option would be for the Board to evaluate other investment advisers to submit for stockholder approval. The selection of a new investment adviser is time consuming and requires in-person meetings of your Board. It also requires the expense associated with those meetings and the cost of another stockholder meeting and related solicitation expenses to approve the new investment adviser. The Board will be considering not only the potential for short-term performance but also the ability of the investment adviser to perform well over the long-term, and better than the Investment Manager, as the Fund’s objective is long-term capital appreciation.

The Board could also determine that notwithstanding the vote on the Proposal, the Investment Manager should be submitted to stockholders for approval. The Proponent’s vote and view on a new investment adviser or the continuation of the Investment Manager could be a significant factor in the approval or disapproval as the vote required to approve such a matter is the lesser of (i) 67% of shares present, so long as the holders of more than 50% of the Fund’s shares are present or represented by proxy and (ii) a majority of the Fund’s outstanding shares.

The Board may also consider internalizing the portfolio management function by hiring qualified personnel to oversee the day to day management of the Fund’s portfolio. While a relatively small number of U.S. closed-end funds have been internally managed for years, and implementation of this alternative would not require a stockholder vote, it is an atypical model of closed-end fund management.

While your Board would certainly act to evaluate the Fund’s options, the process of selecting a new investment adviser requires time and the consideration of various topics and issues, including those mandated under the 1940 Act. During this period, the market uncertainty associated with the Fund’s portfolio management could adversely affect your investment and the performance of the Fund.

Your Board annually considers the continuation of the Investment Manager and will not perpetuate the Investment Manager if it does not believe that the continuation of the Investment Manager is warranted. As noted above, the Board is required under the 1940 Act to evaluate the continuation of the Investment Manager every year. It conducted this evaluation last May and will do so this May. It has the ability to terminate the Investment Manager on 60 days’ notice for any reason and could effect such a termination, if it deemed such a termination appropriate, to coincide with stockholder approval of a new investment adviser. Unlike many mutual fund boards, none of the Fund’s Directors are employees of or otherwise have an investment interest in the Investment Manager. They have no interest in perpetuating a manager that is not suitable for the Fund. They have always acted and will continue to act in the best interests of the Fund. The practice of the Fund and the industry generally to have annual continuance of advisory contracts approved by the board of directors is, in the view of your Board of Directors, the most efficient and effective procedure for accomplishing this statutory duty and eliminates the uncertainty of actions like that proposed by the Proponent.

Required Vote

The vote required to approve the termination of the Fund’s investment advisory and management agreements with the Investment Manager is the lesser of (i) 67% of shares present,

so long as the holders of more than 50% of the Fund’s shares are present or represented by proxy and (ii) a majority of the Fund’s outstanding shares. For the reasons set forth above, your Board strongly recommends that stockholders vote “AGAINST” the termination of the Fund’s investment advisory and management agreements with the Investment Manager.

OTHER ADDITIONAL INFORMATION ABOUT THE FUND

Investment Manager and Administrator

Baring Asset Management (Asia) Limited serves as Investment Manager for the Fund pursuant to an Investment Management Agreement (the “Investment Management Agreement”) dated June 30, 2005, between the Fund and the Investment Manager. The Investment Manager’s offices are located at 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong. The Investment Manager is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. David J. Brennan is the Chairman of the Investment Manager and his full address is 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

Prudential Investments LLC serves as the Fund’s administrator. The administrator’s offices are located at 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act as applied to the Fund require the Fund’s officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund’s own equity securities and certain other persons to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2011, the Fund believes that all filings applicable to the Fund’s officers, directors and ten-percent stockholders required for such fiscal year were made.

Independent Registered Public Accounting Firm

The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are non-interested directors, has selected, KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2012. KPMG served as the independent registered public accounting firm to audit the Fund’s accounts for the fiscal year ended December 31, 2011. The Board does not know of any direct or indirect financial interest of KPMG in the Fund.

KPMG was hired on November 30, 2007. The appointment of KPMG was recommended by the Fund’s Audit Committee and approved by the Board of Directors of the Fund on November 30, 2007. Representatives of KPMG are not expected to be present at the 2012 annual meeting.

The aggregate fees billed to the Fund by KPMG for services rendered by KPMG for the fiscal years ended December 31, 2011 and 2010 are described below.

Audit Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate audit fees billed by KPMG to the Fund are shown in the table below.

2011	2010
$57,000	$111,269

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

Audit-Related Fees

In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate audit-related fees billed by KPMG for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund’s semi-annual financial statements, but not reported as audit fees, are shown in the table below.

2011	2010
$0	$0

Tax Fees

In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate tax fees billed by KPMG for professional services rendered for tax services for the Fund are shown in the table below.

2011	2010
$0	$19,500

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

All Other Fees

In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by KPMG for all other non-audit services are shown in the table below.

2011	2010
$0	$0

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Audit Committee Pre-approval Policies and Procedures

The Fund’s Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services (to the extent that such service directly affects the financial reporting or operations of the Fund) performed by the Fund’s independent registered public accounting firm for the Fund, the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

Services Approved Pursuant to Paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X

There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees for non-audit services rendered on behalf of the Fund (“Covered Services”), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Non-covered Services”) that provides ongoing services to the Fund are shown in the table below.

	2011	2010
Covered Services	$0	$0
Non-covered Services	$0	$0

During the past fiscal year, there were no Covered Services or Non-covered Services required to be considered by the Fund’s Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Covered Services or Non-covered Services by KPMG would be compatible with maintaining the independence of KPMG.

OTHER MATTERS

The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Prudential Investments LLC, the Fund’s administrator, or BNY Mellon Investment Servicing, the Fund’s transfer agent. The Fund has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a fee of approximately $5,500. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund’s officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund and are estimated to be approximately $27,000, inclusive of the fee of AST Fund Solutions, LLC and the cost of the printing and mailing of the proxy statement and proxy cards. The Fund will reimburse AST Fund Solutions, LLC, banks, brokers and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposal for election of directors (but not on the stockholder proposal for termination of investment and advisory management agreements) on behalf of their customers and beneficial owners. For election of directors, certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by June 29, 2012, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

The Fund’s annual report to stockholders for the fiscal year ended December 31, 2011, was mailed to stockholders on or about March 1, 2012. The Fund will furnish, without charge, a copy of its 2011 annual report and the most recent semiannual report succeeding that annual report, if any, to any stockholder upon request. Requests should be directed to the Fund’s transfer agent, BNY Mellon Investment Servicing; telephone: (866) 333-6532.

Stockholder Proposals

Stockholder proposals intended to be presented at the Fund’s 2013 annual meeting of stockholders of the Fund must be received by the Fund on or before December 25, 2012 in order to be included in the Fund’s Proxy Statement and form of proxy relating to that meeting.

In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2013 annual meeting of stockholders, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, Deborah A. Docs, Secretary of the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, not later than December 25, 2012 nor earlier than November 25, 2012. Written notice must include a brief description of the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the number of shares of common stock beneficially owned by the proposing stockholder and any material interest of the proposing stockholder in the proposed business and must otherwise comply with the requirements of the Fund’s By-Laws. However, in the event that the date of the 2013 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2012 annual meeting, notice by a stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of 2013 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement (as defined in the Fund’s By-Laws) of the date of such meeting is first made by the Fund.

Stockholders are advised to refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary.

The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the Fund’s proxy statement or otherwise considered at such annual meeting because certain federal rules of the SEC and the Fund’s By-Laws, respectively, must be complied with before consideration of the proposal is required.

Important Notice Regarding Delivery of Shareholder Documents

In accordance with a notice sent to certain “street name” stockholders who share a single address, only one copy of this Proxy Statement is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement, he or she may contact their broker, and we will deliver those documents to such shareholder promptly upon receiving the request. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting your broker.

Stockholder Communications

The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund’s administrator and/or officers of the Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve non-routine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

By order of the Board of Directors,

DEBORAH A. DOCS

Secretary

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

April 24, 2012

The Greater China Fund, Inc.

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21561

  FOLD AND DETACH HERE

Annual Meeting Proxy Card

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES AND “AGAINST” PROPOSAL 2. SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNAUL MEETING.

	Please mark your votes as indicated in this example	☒
Proposal 1. Election of Class III Directors – The Board of Directors recommends a vote FOR each of the nominees listed.

Nominees:	FOR	WITHHOLD

01 John A. Hawkins	☐	☐

02 Tak Lung Tsim	☐	☐
			FOR	AGAINST	ABSTAIN
Proposal 2. Stockholder proposal that the Fund terminate all investment advisory and management agreements with Baring Asset Management (Asia) Limited.			☐	☐	☐

Authorized Signatures	— This section must be completed for your vote to be counted.
— Date and Sign Below

RESTRICTED AREA - SCAN LINE		Mark Here for Address Change or Comments SEE REVERSE	☐

If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature	Signature	Date

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

  FOLD AND DETACH HERE

PROXY – THE GREATER CHINA FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Deborah A. Docs, Grace C. Torres and Andrew French as Proxies, each with the power to appoint his or her substitute, and hereby authorizes any or all to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on April 11, 2012, at the Annual Meeting of Stockholders to be held on June 29, 2012, or any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “AGAINST” PROPOSAL 2. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. SIGN, DATE AND MAIL YOUR PROXY TODAY.

Address Change/Comments
(Mark the corresponding box on the reverse side)
SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

RESTRICTED AREA - SCAN LINE

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(Continued and to be marked, dated and signed, on the other side)	21561

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